PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  MARCH 31, 2014

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Core Equity FundSM – Investor Shares	PRBLX

Parnassus Core Equity Fund – Institutional Shares	PRILX

Parnassus Endeavor FundSM	PARWX

Parnassus Mid Cap FundSM	PARMX

Parnassus Small Cap FundSM	PARSX

Parnassus Asia FundSM	PAFSX

Parnassus Fixed Income FundSM	PRFIX

PARNASSUS FUNDS	Quarterly Report • Q1 2014

May 5, 2014

Dear Shareholder:

Enclosed you will find the quarterly reports for our seven funds. Before you start reading the reports, I would like to ask you to do me a favor. Thirty years ago, when I started the Parnassus Funds, I knew all of our shareholders by name. In those days, we had only a few million dollars in assets, so communication was easy. Today, we have over $10 billion in assets spread over thousands of shareholders. Clearly, I can’t know each of your names now, but I would like to know more about you and why you chose the Parnassus Funds. To do this, I ask that you complete our survey.

This survey should take less than five minutes to complete, and your answers will be completely anonymous. To participate in the survey, please go to www.parnassus.com/survey.

New Fund Names

Effective May 1, 2014, we have changed the names of two of our funds, but we won’t be changing the investment strategy of either fund. We have given this a great deal of thought over the last few years, and the changes come at the suggestion of Grant T. Cleghorn, our Director of Institutional Sales and Marketing. Grant is a very important player on our team, and he is very perceptive in understanding the public’s reaction to the names of our funds. We believe both fund name changes will resonate better with our shareholders and accurately describe the strategies.

The first name change is with the Parnassus Equity Income Fund. It will now be called the Parnassus Core Equity Fund. This Fund was born in 1992 as the Parnassus Balanced Fund. It held both stocks and bonds in its portfolio. The idea was to offer investors an option for both income and capital appreciation. As time went on, we decided it was not necessary to offer both stocks and bonds in the same fund. If investors wanted both stocks and bonds in their portfolios, they could just split their investment between the Parnassus Fixed Income Fund for the bonds and a Parnassus stock fund for the appreciation.

We wanted to keep some of the income characteristics in the Fund, so we decided to make it an equity income fund that would invest in stocks that paid dividends. In 1998, we changed the name of the Fund to the Parnassus Equity Income Fund. Todd Ahlsten replaced me as portfolio manager of the Fund in 2001. Under his capable leadership, the Fund has become more of a total-return fund than an equity income fund, while still maintaining a 75% dividend requirement. The Fund has grown to over $8 billion under Todd’s leadership, as many investors have used it as more of a core equity fund than an equity income fund. To eliminate confusion, Grant recommended that we change the name to the Parnassus Core Equity Fund. The Fund is now named the Parnassus Core Equity Fund, to show that it is the type of fund that investors can use as the core of their stock portfolio.

We’re also changing the name of the Parnassus Workplace Fund at Grant’s suggestion. The Fund has had remarkable performance over the years by investing in innovative companies that are great places to work. It has proven our contention that companies that treat their employees well will do well as businesses, so we are not changing our investment strategy. We think that the name “Endeavor” captures the essence of the Fund better than “Workplace.” Endeavor means to strive, aspire and venture. Effective May 1, the Fund’s new name is the Parnassus Endeavor Fund. We have also decided to eliminate fossil-fuel-based companies in this portfolio. We won’t invest in companies that manufacture, transport or sell petroleum-based products. Many of our current shareholders and prospective clients have suggested that we build such a fund. We have only invested in a few fossil-fuel-based companies since inception in 2005, so we don’t think this change will affect the Fund’s performance.

Quarterly Report • Q1 2014	PARNASSUS FUNDS

New Intern

Charles Jung recently joined Parnassus as a research intern and has been working with us on the Parnassus Asia Fund. He is currently completing his last semester at the University of San Francisco with an emphasis in finance and a minor in economics. Charles previously worked as a sell-side equity research intern at JMP Securities and as a finance intern at ChinaRock Capital Management. In his free time, Charles enjoys traveling, cooking delicious food and going to the gym.

Finally, I would like to thank you for investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

PARNASSUS FUNDS	Quarterly Report • Q1 2014

PARNASSUS FUND

Ticker: PARNX

As of March 31, 2014 the net asset value per share (“NAV”) of the Parnassus Fund was $47.30, so the total return for the quarter was 3.14%. This compares to 1.81% for the S&P 500 Index (“S&P 500”) and 1.86% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter, we have a substantial lead over our two benchmarks. Longer-term, our lead is even more substantial.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You will notice that the Fund is well ahead of both benchmarks for every time period. For the three-, five and ten-year periods, we beat the benchmarks by an average of around two percentage points a year: two percent per year adds up to real money after a while. For the one-year period, we beat the S&P 500 by nine percentage points.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2014

Parnassus Fund	30.86	16.45	23.71	9.23	0.86	0.86

S&P 500 Index	21.85	14.61	21.12	7.41	NA	NA

Lipper Multi-Cap Core Average	22.19	12.62	20.59	7.25	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Company Analysis

Three companies cut 14¢ or more off the value of each Parnassus share during the quarter. Two were logistics companies (also known as freight forwarders) and one was a security company (previously known for providing home burglar-alarms). ADT, a home and business security company, did the most damage, slicing 25¢ off the NAV, as its stock sank 26.0% from $40.47 to $29.95. The stock swooned as cable-TV and telephone companies began to enter the home-security market, providing stiff competition for ADT. These new competitors view home-security as an attractive addition to their existing businesses, because they can lock consumers into a broader suite of services, bundling telephone, Internet, cable-TV and home-security into one package. Despite the new competition, we think that ADT has staying power and new growth possibilities in home automation. We used the drop in the stock price to add to our position and lower our cost basis.

Expeditors International saw its stock drop 10.4% from $44.25 to $39.63, resulting in a loss of 14¢ on the NAV. C.H. Robinson declined 10.2% from $58.34 to $52.39, cutting 15¢ off the value of each Parnassus share. Both are logistics companies, with Expeditors serving shippers for both air and ocean deliveries, while C.H. Robinson specializes in helping shippers with truck deliveries. The same phenomenon of margin compression is at work with both companies. Both companies earn their money by taking a spread between what shippers pay them and what they have to pay to get the freight delivered. In the case of Expeditors, ocean cargo costs declined, but the price paid by shippers also declined, so the margins remained tight for the broker. In the case of air freight, costs increased, but the company couldn’t pass those costs on to the shippers.

Quarterly Report • Q1 2014	PARNASSUS FUNDS

Something similar happened to C.H. Robinson. As a freight-broker, C.H. Robinson found that truckers were firm in keeping up their rates, while shippers were also firm in not paying higher prices, so the company got squeezed. As the world economy improves, we think margins will return to normal levels, and the stocks of both logistics companies should perform better.

Fortunately for us, we had more winners than losers, and the winners posted more gains than the losers posted losses. Five companies each added 15¢ or more to the value of each Parnassus share. The big winner for the quarter was InterMune, a biotechnology company focused on respiratory and fibrotic diseases, which saw its stock price soar 127.2% from $14.73 to $33.47 and add 62¢ to the NAV. What moved the stock were excellent results in the phase III trial of Esbriet, the company’s new drug to treat idiopathic pulmonary fibrosis (IPF), a fatal lung disease. The results make it likely that the Food and Drug Administration (FDA) will approve Esbriet. The treatment has been approved in many places outside the United States, including Europe and Canada, and sales in 2013 nearly tripled from 2012.

Applied Materials, a leading maker of semiconductor-manufacturing equipment, gained 15.4% from $17.69 to $20.42, adding 34¢ to each fund share. We told you in our last quarterly report that Applied was merging with Tokyo Electron, a rival Japanese maker of semiconductor equipment, and that this merger would provide a wider customer base, enormous cost savings and much greater pricing power. Clearly, investors agreed with our conclusion, and this, combined with robust demand for semiconductor equipment, moved the stock higher.

Riverbed Technology makes software used in optimizing wide-area networks (WANs), which speed the flow of information within an organization from site-to-remote-site. Riverbed’s stock climbed 9% during the quarter from $18.08 to $19.71, for a gain of 21¢ per fund share. On the face of it, we should be happy with Riverbed’s performance, because it contributed to the Fund’s gains during the quarter. However, the increased value was not due to any action by the company’s management – the stock rose because an activist investment firm called Elliott Management offered to buy the company. After an ill-conceived acquisition, high expenses and slowing growth, Riverbed’s stock was stuck in the doldrums late last year, with its shares trading around $15 each – about what we paid for them.

On November 7, 2013, the stock closed at $15.11 per share, but on November 8, Elliott disclosed that it was buying Riverbed’s stock and indicated that it owned 9% of the company. The stock immediately shot up to $17.54 a share on November 8, then closed at $19.04 on November 13. On January 7 of this year, Elliott offered to buy the entire company for $19 per share. Riverbed rejected the offer, but Elliott increased its bid to $21 per share in February 2014.

As the battle between Elliott and Riverbed heated up, I learned that there were bidders who would pay at least $25 a share for the company. Jerry Kennelly, chief executive officer, and Ernie Maddock, chief financial officer, continued to maintain that “there was no serious party who has made a credible bid” for the company. They also seemed to have no plan to control costs or take any action to lift the price of the stock to $25 a share. The stock has been trading between $19 and $20, but had it not been for Elliott, it would probably have gone back to $15 a share. Given this situation, I decided to contact Jerry Kennelly and express my concern. Unfortunately, he has not agreed to meet with me although he did indicate that we could talk by telephone sometime in May.

Parnassus Fund as of March 31, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2014

The experience with Riverbed is very disappointing, because the company has some very positive characteristics, which is why we originally invested in the stock. It has excellent products and it’s a great place to work. However, while they treat their employees very well, they don’t treat their shareholders with the same level of consideration. Management seems to have forgotten that the shareholders own the company, and they appear to be running the company for themselves. For now, we plan to hold on to the stock and watch with interest, as this fascinating story plays itself out.

Air Lease, a company that purchases aircraft and leases them to airlines, watched its stock soar 20% during the quarter, from $31.08 to $37.29 – a contribution of 21¢ to the NAV. The immediate catalyst for the upward move was an announcement that the company had signed agreements to lease 70 more airplanes to customers in 2014 and 2015. Airlines lease planes, because it gives them financial flexibility and leverage, and we expect this business to have substantial growth with increases in air travel, especially in emerging markets. Air Lease was started a few years ago by Steven Udvar-Hazy, who founded International Lease Finance Corporation (ILFC) in 1973 and sold it in 1990 for $1.2 billion. We think the company’s management team is the best in the business.

Finisar makes optical equipment for use in telecommunications and data centers, and it contributed 15¢ to the NAV as its stock went up 10.8% from $23.92 to $26.51. Sales and earnings increased, as customers made large investments in data centers.

Outlook and Strategy

Note: This section represents the thoughts of Jerome L. Dodson and applies to the Parnassus Fund and the Parnassus Endeavor Fund. Views of other portfolio managers are in their respective sections.

In the last quarterly report, I said that although I’m an optimist by nature, I was concerned by how far and how fast the market had climbed in 2013, even in the face of an uneven economic recovery. I pointed out that both the Parnassus Fund and the S&P 500 made enormous gains in 2013 – 34.22% for the Parnassus Fund and 32.38% for the S&P 500. This is even more remarkable, considering that both the Fund and the S&P 500 also had substantial gains in 2012 – up 26.04% in the case of the Parnassus Fund and up 16.00% in the case of the S&P 500. Given the two years of strong performance, I was delighted that the Fund was up again in the first quarter of 2014.

Considering this recent history, I have to think that we’re going to have a correction and some rough sledding over the next six months. The economic recovery has not been strong, and the Federal Reserve has indicated that it will slowly be cutting back the stimulus from its bond-buying program. Given this situation, I think it’s highly likely there will be a lot of volatility.

On the face of it, this assessment would argue for selling off all the stocks in the portfolio and going into cash, waiting for the crash, then buying back the stocks at a much lower price. Although this strategy seems logical in theory, it doesn’t work in practice. Also, as equity mutual funds, we can’t do that. My forecasting skills are not that precise, and the market has a history of confounding market-timers. For example, had I raised cash at the end of 2012 after the Fund’s gain of 26.04%, I would have missed the even-bigger gain of 34.22% in 2013, and you would have missed it, too.

What I plan to do, though, is to look for stocks in the portfolio that have gone up a lot and are approaching fully-valued territory, and trim some of those positions. With the cash proceeds from the sale, I can keep a reserve to use in case other stocks drop and trade at depressed valuations.

In the final analysis, the best strategy is to invest in good companies at good prices and let the market do the rest. Even good companies purchased at good prices can go down, so it requires a lot of patience. If you made the right decision, the value will come back at some point in the not-too-distant future. So if the stock market turns volatile in the months ahead, I believe the best strategy is to keep a cool head and stick with the good companies. Despite the volatility that I see coming, I’m still optimistic over the longer term. I think Janet Yellen is doing a good job as head of the Federal Reserve, and I have confidence that our economy will keep recovering.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Quarterly Report • Q1 2014	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

(The Parnassus Core Equity Fund was formerly known as the Parnassus Equity Income Fund)

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2014, the NAV of the Parnassus Core Equity Fund-Investor Shares was $36.87. After taking dividends into account, the total return for the first quarter was 0.79%. This compares to an increase of 1.81% for the S&P 500 Index (“S&P 500”) and a gain of 2.12% for the Lipper Equity Income Fund Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”).

Below is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2014

Parnassus Core Equity Fund Investor Shares	19.85	15.17	20.41	9.55	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	20.03	15.39	20.62	9.71	0.69	0.69

S&P 500 Index	21.85	14.61	21.12	7.41	NA	NA

Lipper Equity Income Fund Average	17.74	12.41	19.22	7.53	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.21%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

First Quarter Review

The Fund posted a modest gain for the quarter, but trailed the S&P 500 by about one percentage point. Our sector allocations helped our performance, relative to the index, by just over 30 basis points (a basis point is 1/100th of 1%). Utilities were the top performing sector in the index, so our large overweight in that group relative to the index helped the Fund. We also benefitted from having a relatively light allocation to the worst performing sector in the index, consumer discretionary.

Unfortunately, our stock selection more than offset the positive impact of our sector weightings, as we had three stocks that shaved 10¢ or more from the NAV. The stock with the biggest negative impact was C.H. Robinson. This logistics brokerage company subtracted 13¢ from each Fund share, as its stock dropped 10.2% from $58.34 to $52.39. The stock fell after the company reported earnings that missed expectations, caused by net revenue margin compression in its trucking business. Unfortunately, this has been a recurring theme for C.H. Robinson, since its trucking net revenue margin peaked above 20% in 2009. We estimate that the margin is currently 13% – well below its long-term average of 16%.

We believe that cyclical industry dynamics are the primary cause of depressed trucking brokerage margins. Since the last recession, freight shippers have held firm on the prices they are willing to pay brokers. At the same time, new regulations and rising equipment costs have tightened the supply of available trucks. This means that carriers have been able to demand higher rates for their services. Since C.H. Robinson earns a spread between a shipper’s payment and a carrier’s cost, these industry factors have pinched the company’s brokerage margin. As the economy continues to improve, we expect shippers to eventually absorb

PARNASSUS FUNDS	Quarterly Report • Q1 2014

higher freight costs, as they have in previous economic cycles. In this scenario, C.H. Robinson’s margin and stock price should rebound from their currently depressed levels.

MasterCard, which has been a huge winner for the Fund since we bought the stock in 2010, shaved 11¢ from the NAV, as its stock dropped 10.6% from $83.55 to $74.70. During the quarter, the company reported worse-than-expected earnings due to a temporary spike in expenses. Making matters worse, management also reduced its guidance for 2014 revenue growth. The stock also suffered from bad news on the regulatory front, when a Federal court upheld current debit card rules. This impacted MasterCard adversely, because the potential change in the law would have created an opportunity for the company to increase its share of the domestic debit card business. These short-term challenges did nothing to alter our opinion about MasterCard’s terrific long-term growth potential and enviable competitive position, so we didn’t sell any of our stock.

The third stock that reduced the NAV was Expeditors International, a freight-forwarder that serves shippers for air and ocean deliveries. The stock subtracted 10¢ from each fund share, as it dropped 10.4% from $44.25 to $39.63. The stock fell after the company’s quarterly net revenue increased by less than investors had expected. This happened because the company wasn’t able to pass through higher air freight costs to its customers, which compressed the net revenue margin. Since global trade volumes have been increasing and Expeditors has been gaining market share, we’re confident that the company’s earnings and stock price are set to rise, once industry pricing returns to normal.

The Fund’s top three winners in the quarter each added at least 10¢ to the NAV. The biggest winner was Applied Materials (AMAT), a leading maker of semiconductor manufacturing equipment, whose stock rose 15.4% to $20.42 from $17.69, boosting the NAV by 22¢. During the first quarter, AMAT reported strong orders, meaningful market share gains and an increased profit margin. These results are a testament to the efforts of CEO Gary Dickerson and his team. Mr. Dickerson joined AMAT in 2012 and has re-energized its marketing and R&D programs. At the same time, his lieutenant, CFO Bob Halliday, has improved accountability, cost control and execution.

Parnassus Core Equity Fund as of March 31, 2014 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

We made our AMAT investment in 2012, at an average cost of $11.67 per share, and have been extremely pleased with management’s progress since that time. We’re also excited about the company’s long-term prospects, because semiconductor manufacturers will require more expensive equipment to build chips, as the latter get smaller and smaller. At the same time, AMAT’s proposed merger with industry rival Tokyo Electron positions the company for higher profits, due to potential operational synergies and growth opportunities.

Allergan, an innovative pharmaceutical company best known for developing Botox, rose 11.7% from $111.08 to $124.10, and increased the NAV by 13¢. Allergan’s ophthalmology division, which generates half of the company’s sales, propelled the stock higher in January. In that month, the company announced that Restasis, a $1 billion dry eye therapy, received additional patents. Around the same time, a Federal court upheld Allergan’s patents for its glaucoma drug, Lumigan. These patents protect the company’s valuable eye care franchises from generic competition.

MDU Resources, the Bismarck, North Dakota-based energy producer, utility and construction materials company, climbed 12.3% to $34.31 from $30.55, and boosted the NAV by 10¢. MDU has paid consecutive quarterly dividends since 1937, and its businesses are performing well across the board. After a great 2013, highlighted by oil production growth of 30% and a 57% jump in construction materials earnings, MDU is positioned to grow earnings and dividends for many years to come.

Quarterly Report • Q1 2014	PARNASSUS FUNDS

Outlook and Strategy

Though our team spent countless hours searching for the Fund’s next big winner, we didn’t buy a new stock for the portfolio in the first quarter, primarily due to valuation concerns. After last year’s incredible rally, and the first quarter’s modest gain, the S&P 500 has now returned over 21% per year, on average, over the last five years. While this is great news for those of us who’ve been invested in equities during this period, it means that most stocks in our investable universe are simply not attractive at the moment.

As we wait for price breaks in the stocks that we don’t own, we’re optimistic about the prospects of our current holdings. In fact, we increased our positions in 16 portfolio companies during the quarter. We nearly doubled our holdings in two stocks, global consultancy Accenture, and analytics firm Verisk. Both of these stocks dipped after weak quarterly earnings reports. Another significant increase was in Praxair, an industrial gases supplier, which we’ve owned since September 2008. We decided to buy more of the stock after discussing the company’s strategy and risk management approach with CEO Stephen Angel this past March.

In addition to not adding any new stocks to the Fund, we also didn’t sell out of any positions during the quarter. The reason for this is that none of our holdings reached our estimate of intrinsic value. This isn’t surprising given the relatively subdued gains for most of our stocks during the first quarter. While zero portfolio turnover in a quarter is unusual for us, it is in keeping with our long-term focus and disciplined approach. It’s also worth noting that low turnover benefits the Fund’s shareholders, as it keeps transaction costs and capital gains taxes low.

At quarter-end, our largest concentration of stocks was in the industrials sector. While this sector is usually considered highly cyclical, please note that many of our industrial investments generally trade with less volatility than the overall stock market. We are still significantly underinvested in the financial sector. We have a list of great financial companies that we’d love to own at better prices, but currently only Charles Schwab makes the cut. Given our sector weightings, and other Fund characteristics, we consider our portfolio to be relatively defensively positioned as of quarter-end.

We thank you for your investment in the Fund,

Todd C. Ahlsten	Benjamin E. Allen
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2014

PARNASSUS ENDEAVOR FUND

(The Parnassus Endeavor Fund was formerly known as the Parnassus Workplace Fund)

Ticker: PARWX

As indicated in my cover letter, the name of the Parnassus Workplace Fund has been changed to the Parnassus Endeavor Fund effective May 1, so I will use the new name of the Fund in this report. As of March 31, 2014, the NAV of the Parnassus Endeavor Fund was $27.74, so the total return for the quarter was 2.78%. This compares to 1.81% for the S&P 500 Index (“S&P 500”) and 1.86% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”), so we beat both benchmarks for the quarter.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average for the past one-, three-, and five-year periods and the period since inception on April 29, 2005. The Endeavor Fund is the best-performing of the Parnassus Funds since its inception and has had a remarkable history, beating both its benchmarks by more than three-and-a-half percentage points per year since its founding. You will see in the table that it beat both benchmarks for every time period.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2014

Parnassus Endeavor Fund	24.46	15.26	24.39	11.35	1.07	0.95

S&P 500 Index	21.85	14.61	21.12	7.79	NA	NA

Lipper Multi-Cap Core Average	22.19	12.62	20.59	7.60	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Two companies had a substantial negative impact on the Endeavor Fund during the period, each costing the Fund 10¢ or more on the NAV. Expeditors International saw its stock drop 10.4% from $44.25 to $39.63 for a loss of 12¢ on the NAV. C.H. Robinson declined 10.2% from $58.34 to $52.39, cutting 10¢ off the value of each fund share. Both are logistics companies, with Expeditors serving shippers for both air and ocean deliveries, while C.H. Robinson specializes in helping shippers with truck deliveries. The same phenomenon of margin compression is at work with both companies. Both companies earn their money by taking a spread between what shippers pay them and what they have to pay to get the freight delivered. In the case of Expeditors, ocean cargo costs declined, but the price paid by shippers also declined, so the margins remained tight for the broker. In the case of air freight, costs increased, but the company couldn’t pass those costs on to the shippers.

Something similar happened to C.H. Robinson. As a freight-broker, C.H. Robinson found that truckers were firm in keeping up their rates, while shippers were also firm in not paying higher prices, so the company got squeezed. As the world economy improves, we think margins will return to normal levels, and the stocks of the two logistics companies should do better.

Fortunately, there were more winners than losers, as four companies each accounted for gains of 11¢ or more to the NAV. Applied Materials, a leading maker of semiconductor-manufacturing equipment, led the pack with a contribution of 19¢, as its stock climbed 15.4% from $17.69 to $20.42. We told you in our last quarterly report that Applied was merging with Tokyo Electron, a rival Japanese maker of semiconductor

Quarterly Report • Q1 2014	PARNASSUS FUNDS

equipment, and that this merger would provide a wider customer base, enormous cost savings and much greater pricing power. Clearly, investors agreed with our conclusion, and this, combined with robust demand for semiconductor equipment, moved the stock higher.

Riverbed Technology makes software used in optimizing wide-area networks (WANs), which speed the flow of information within an organization from site-to-remote-site. Riverbed’s stock climbed 9% during the quarter from $18.08 to $19.71, for a gain of 13¢ per fund share. On the face of it, we should be happy with Riverbed’s performance, because it contributed to the Fund’s gains during the quarter. However, the increased value was not due to any action by the company’s management – the stock rose because an activist investment firm called Elliott Management offered to buy the company. After an ill-conceived acquisition, high expenses and slowing growth, Riverbed’s stock was stuck in the doldrums late last year, with its shares trading around $15 each – about what we paid for them.

On November 7, 2013, the stock closed at $15.11 per share, but on November 8, Elliott disclosed that it was buying Riverbed’s stock and indicated that it owned 9% of the company. The stock immediately shot up to $17.54 a share on November 8, then closed at $19.04 on November 13. On January 7 of this year, Elliott offered to buy the entire company for $19 per share. Riverbed rejected the offer, but Elliott increased its bid to $21 per share in February 2014.

As the battle between Elliott and Riverbed heated up, I learned that there were bidders who would pay at least $25 a share for the company. Jerry Kennelly, chief executive officer, and Ernie Maddock, chief financial officer, continued to maintain that “there was no serious party who has made a credible bid” for the company. They also seemed to have no plan to control costs or take any action to lift the price of the stock to $25 a share. The stock has been trading between $19 and $20, but had it not been for Elliott, it would probably have gone back to $15 a share. Given this situation, I decided to contact Jerry Kennelly and express my concern. Unfortunately, he has not agreed to meet with me although he did indicate that we could talk by telephone sometime in May.

The experience with Riverbed is very disappointing, because the company has some very positive characteristics, which is why we originally invested in the stock. It has excellent products and it’s a great place to work. However, while they treat their employees very well, they don’t treat their shareholders with the same level of consideration. Management seems to have forgotten that the shareholders own the company, and they appear to be running the company for themselves. For now, we plan to hold on to the stock and watch with interest, as this fascinating story plays itself out.

Parnassus Endeavor Fund as of March 31, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Corning, the world’s leading producer of specialty glass for LCD television sets and smartphone displays, contributed 12¢ to the NAV, as its stock rose 16.8% from $17.82 to $20.82. Revenue and earnings came in slightly better than expected in the fourth quarter of 2013, but what really moved the stock higher was the positive outlook the company gave at its analyst day, including higher volume from bigger television screens and increased sales of gorilla glass for mobile devices and automobiles. Corning also expects to increase profitability through manufacturing improvements.

Altera, a leading supplier of specialty semiconductors called programmable logic devices (PLDs), added 11¢ to the value of each fund share, as its stock rose 11.4% from $32.53 to $36.24. The company reported solid earnings results driven

PARNASSUS FUNDS	Quarterly Report • Q1 2014

by a rebound in Chinese investment for wireless networks and good cost control. Increasing demand for PLDs for wireless networks worldwide should help the stock move higher, as well as increase the potential for gaining market share.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Quarterly Report • Q1 2014	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Ticker: PARMX

As of March 31, 2014, the NAV of the Parnassus Mid Cap Fund was $25.11, so after taking dividends into account, the total return for the quarter was 0.04%. This compares to a gain of 3.53% for the Russell Midcap Index (the “Russell”) and 1.86% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (the “Lipper average”). We’ll talk about the reasons for the shortfall in the First Quarter Review section.

We’re ahead of our Lipper peers for the five-year period and for the period since inception, but behind our benchmarks for the other periods listed in the table below. One of the Fund’s goals is to take on less risk than the index, which positions us well when the market goes down. Since the market has been up so much over the last five years, we’ve fallen behind. The good news is that we’re capturing a good amount of upside and should gain on our benchmarks if the market drops.

Since we assumed management of the Fund on October 1, 2008, it has generated an annualized return of 13.25%, just shy of the Russell’s 14.09% and well ahead of the Lipper average’s 10.93% return. We think this is a useful period to look at, because unlike the five-year period, it includes a stretch of significant market weakness. In more balanced markets, we hope to do better.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2014

Parnassus Mid Cap Fund	16.85	12.41	22.51	9.16	1.14	1.14

Russell Midcap Index	23.51	14.39	25.55	10.10	NA	NA

Lipper Multi-Cap Core Average	22.19	12.62	20.59	7.60	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

First Quarter Review

The Fund was essentially flat for the quarter, but the Russell jumped over three percentage points, and the Lipper average rose almost two percentage points. One reason that the Fund underperformed is that the Russell’s rally was led by companies that have low returns on equity (an indication of business quality). Since we invest in businesses with healthy cash flow and higher-than-market returns on equity, we lagged the index.

Our sector allocations helped our performance relative to the index by 34 basis points (a basis point is 1/100th of 1%). Consumer discretionary was the worst performing sector in the index, so our large underweighting relative to the index in this group helped the Fund. We also benefitted by owning more utility stocks than our index, because this group was the best performing sector for the quarter.

Poor stock picks more than offset our positive sector allocations. Industrials and information technology sector investments hurt our performance relative to the index by 221 basis and 71 basis points, respectively. Not surprisingly, our three largest losers, which we discuss below, were in the industrial sector.

The stock that hurt us the most was Expeditors International, a best-in-class freight-forwarder that matches carriers and shippers for air and ocean

PARNASSUS FUNDS	Quarterly Report • Q1 2014

deliveries. The Stock took 9¢ from each Fund share, as it dropped 10.4%, from $44.25 to $39.63. When we initially bought the stock in the fourth quarter of 2012, demand for the company’s services seemed to be at a trough. This quarter, the stock dropped further, because Expeditors couldn’t pass along higher-than-expected air carrier costs to shipping customers, which compressed the company’s margins. We added to our position on this weakness, believing that demand and margins will improve over time.

Another big loser was Insperity, which dropped 14.3% from $36.13 to $30.98, for a loss of 8¢ per Fund share. Insperity, a provider of human resource services to small- and mid-sized businesses, slumped in February after management materially reduced financial guidance after experiencing a slower-than-expected year-end selling season. We added to our position on the weakness, because we believe that the company’s health care offerings, which are less expensive than those on the Affordable Care Act exchanges, will drive higher revenue and profitability by year-end. We are also optimistic that more clients will sign up for the company’s profit-enhancing human resource services, and that management will reduce its bloated cost structure.

C.H. Robinson, a leading logistics company that specializes in helping shippers with truck deliveries, sliced 8¢ off each Fund share, as its stock dropped 10.2% from $58.34 to $52.39. The stock fell after the company reported disappointing earnings, driven by weak net revenue margins in its trucking business. We believe that the margin pressure is a temporary issue, due to weak freight demand caused by slow economic growth. We expect shipper rates to recover, and are encouraged by the recent 3.5% truckload price increase, its highest increase in over two years. With the stock trading at a significant discount to its intrinsic value, we bought more shares.

Our biggest winner was Applied Materials, a leading maker of semiconductor manufacturing equipment. The stock climbed 15.4% from $17.69 to $20.42, for an increase of 13¢ to the NAV. Robust demand for its capital equipment from semiconductor customers drove better-than-expected earnings. Investor sentiment rose further after management reiterated that that the merger with former rival Tokyo Electron is on track to close during the second half of 2014. We see more upside to the stock, as the company benefits from significant operating synergies with Tokyo Electron, a robust demand environment for semiconductor equipment and growing market share with its newer products.

MDU Resources, a diversified conglomerate with operations in exploration and production, electric and gas utilities, and construction materials and services, rose 12.3% from $30.55 to $34.31, adding 10¢ to the NAV. The company reported strong earnings results, driven by better-than-expected performance in its construction and utility segments. The stock moved higher after the company announced progress with a major natural gas pipeline project, which is expected to transport natural gas from the Bakken Shale in North Dakota to a pipeline hub in western Minnesota. With a strong construction backlog, new pipeline projects and a growing energy business, MDU is well-positioned to deliver higher earnings going forward.

Parnassus Mid Cap Fund as of March 31, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2014	PARNASSUS FUNDS

Medical device provider Teleflex climbed 14.3% to $107.24 from $93.86 and increased the NAV by 8¢. Strong demand for its critical care and vascular products, as well as a pricing increase across multiple products, drove better-than-expected earnings results. We still like the stock, because we believe that Teleflex will achieve further revenue growth through new product launches and margin expansion from its restructuring initiatives.

Outlook and Strategy

It’s been a little more than five years since the stock market sank to its Great Recession low in March of 2009. Since then, the Russell is up a staggering 271.2%. While the Fund has captured just over 80% of this rally, we’re clearly lagging. The reason for this is that our risk-averse strategy can cause us to trail when the market surges.

A reasonable question to ask is whether we should take on more risk to capture a greater share of the market’s upside. Our answer to this question is an emphatic “No.” As part of its normal cycle, the market goes up, but it also goes down. When this happens, which it will eventually, the Fund, with its quality bias and risk management focus, should do well on a relative basis. Over the entire cycle, our strategy should lead to outperformance, so we’re sticking to our guns.

Despite the market’s tremendous rally, we still can’t tell you with certainty whether or not stocks are headed lower or higher in the near-term. We can tell you that we continue to look for great businesses that can outperform the market over full business cycles, and we are finding fewer interesting ideas to add to the Fund relative to five years ago.

Sticking to our sell discipline, we exited two positions during the quarter, technology holdings Teradata and Citrix, because their competitive advantages waned. We sold Teradata because new entrants, with disruptive, lower-cost technologies, are pressuring the company’s core data warehouse business. Similarly, Citrix is facing increasing competition from large IT players such as VMware and Amazon, as well as numerous start-ups. While we still believe Citrix has a moat in its Windows application virtualization business, our view is that the company’s shift toward the more commoditized mobile application management market will weaken its overall competitive advantage, reducing its returns and earnings power over time.

While competitive advantages in the technology sector can fade away due to the industry’s fast pace of innovation, we are confident in our current technology investments. Our positions, including Applied Materials, Autodesk, Fiserv and Motorola Solutions, have durable competitive moats that can support high returns, good growth and outperformance in the years ahead.

We continue to own many more industrial stocks than our benchmarks. About half of our holdings in this area are not typical industrial companies, because they don’t have large capital requirements and significant leverage. Instead, they are less cyclical business service companies with secular growth opportunities, recurring revenue streams and difficult-to-replicate assets.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2014

PARNASSUS SMALL CAP FUND

Ticker: PARSX

As of March 31, 2014, the NAV of the Parnassus Small Cap Fund was $27.62, so the total return for the quarter was a loss of 3.83%. By comparison, the Russell 2000 Index (“Russell 2000”) of smaller companies gained 1.12% and the Lipper Small Cap Core Average, which represents the average return of the small-cap core funds followed by Lipper (“Lipper average”) gained 1.46%.

We trailed our benchmarks by a significant amount this quarter. The silver lining to this cloud is that we believe most of our declines are temporary: the stocks in our portfolio are undervalued, and they should eventually outperform their competitors.

Below is a table comparing the performance of the Parnassus Small Cap Fund with that of the Russell 2000 and the Lipper average over the past one-, three- and five-year periods and the period since inception on April 29, 2005. You’ll notice that our weak recent performance has pulled us below our benchmarks for the one-, three- and five- year periods, but we are still ahead of the benchmarks since inception.

Parnassus Small Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on 4/29/05	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2014

Parnassus Small Cap Fund	17.67	5.99	21.46	9.70	1.20	1.20

Russell 2000 Index	24.90	13.18	24.31	9.68	NA	NA

Lipper Small-Cap Core Average	23.71	12.46	23.91	9.41	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505.

Company Analysis

Four companies each slashed 17¢ or more from each fund share. The company that hurt us the most was UTi Worldwide, a global logistics company. Its stock sank 39.7%, from $17.56 to $10.59, slicing an astonishing 56¢ from the NAV, after the company unexpectedly sold new stock to raise capital. During the final stages of its technology system integration, the company sent inaccurate invoices to its customers. This led to significant uncollected receivables and a ballooning of working capital, ultimately causing the company to fully draw down its revolving loan and run out of cash. This liquidity crisis is temporary, but since the company ran out of cash, it was forced to raise additional capital. We are very disappointed by the dilutive capital raise, but we are holding our shares because we think the stock’s decline is unjustified. The company now has enough cash to complete its integration, and we believe the stock price could more than double once the integration is completed later this year.

Blount International, a manufacturer of chainsaw blades and farming equipment, sank 17.8%, from $14.47 to $11.90, slicing 25¢ from each fund share. Although its agriculture segment is performing well, its chainsaw blade segment remains weak in both Europe and Asia due to those regions’ economic challenges. We think the international weakness is temporary and, in the meantime, management is doing a good job of increasing efficiency through implementing lean manufacturing processes.

MRC Global, a distributor of valves to the U.S. energy sector, declined 16.4%, from $32.26 to $26.96, creating a loss of 19¢ per fund share. Sales growth has slowed because U.S. customers are temporarily delaying their energy

Quarterly Report • Q1 2014	PARNASSUS FUNDS

infrastructure projects. However, we are holding our stock, because we believe the company is well positioned as one of two dominant valve distributors to benefit from long-term growth in oil and gas production in North America. Additionally, the company is expanding its international presence, which was demonstrated when MRC Global became Chevron’s strategic valve supplier during the quarter.

Checkpoint Systems, a manufacturer of retail theft-prevention equipment, dropped 14.9%, from $15.77 to $13.42, cutting 17¢ off the NAV. The stock fell after the company delayed its earnings announcement, because it needed to restate its financials. The stock recovered somewhat when the company later indicated the delay was due to the incorrect application of GAAP accounting rules during prior periods. We are holding our position, because the accounting issue doesn’t affect the current cash flow of the business and the company is winning market share, having recently announced large contracts with Kohl’s and Family Dollar Stores.

We also had four winners during the quarter, each adding at least 11¢ to the NAV. Air Lease purchases airplanes from manufacturers and then leases these planes to airlines around the world. Its stock soared 20.0%, from $31.08 to $37.29, increasing the NAV by 19¢, after the company announced it had signed agreements with customers to deliver seventy airplanes in 2014 and 2015. The company is run by a veteran management team who built and sold a multi-billion dollar airplane leasing company prior to founding Air Lease. We expect their industry knowledge, as well as increasing emerging market travel and the flexibility provided to airlines via leasing, will drive significant growth for many years to come.

Harman International, a manufacturer of audio equipment and automotive infotainment systems, jumped 30.0%, from $81.85 to $106.40, for a gain of 19¢ for each fund share. The company is hitting on all cylinders with its consumer audio and automotive infotainment segments growing 14% last quarter, while its professional audio segment grew an amazing 37%. We are holding our stock because the company is gaining market share, and we expect margins to expand substantially now that automotive infotainment development has shifted from one-off customized systems to repeatable standardized systems.

PMC-Sierra, a designer of semiconductors for data-storage and telecommunications, shot up 18.4%, from $6.43 to $7.61, for a gain of 14¢ per fund share. In its data-storage segment, the company continues to win market share from its key competitor. While in the telecommunications segment, large telecommunications carriers are spending more on their networks to meet the increasing demand for data from video streaming and wireless devices.

Riverbed Technology makes software used in optimizing wide-area networks (WANs), which speed the flow of information within an organization from site-to-remote-site. Riverbed’s stock climbed 9% during the quarter from $18.08 to $19.71, for a gain of 11¢ per fund share. On the face of it, we should be happy with Riverbed’s performance, because it contributed to the Fund’s gains during the quarter. However, the increased value was not due to any action by the company’s management – the stock rose because an activist investment firm called Elliott Management offered to buy the company. After an ill-conceived acquisition, high expenses and slowing growth, Riverbed’s stock was stuck in the doldrums late last year, with its shares trading around $15 each – about what we paid for them.

Parnassus Small Cap Fund as of March 31, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2014

On November 7, 2013, the stock closed at $15.11 per share, but on November 8, Elliott disclosed that it was buying Riverbed’s stock and indicated that it owned 9% of the company. The stock immediately shot up to $17.54 a share on November 8, then closed at $19.04 on November 13. On January 7 of this year, Elliott offered to buy the entire company for $19 per share. Riverbed rejected the offer, but Elliott increased its bid to $21 per share in February 2014.

As the battle between Elliott and Riverbed heated up, I learned that there were bidders who would pay at least $25 a share for the company. Jerry Kennelly, chief executive officer, and Ernie Maddock, chief financial officer, continued to maintain that “there was no serious party who has made a credible bid” for the company. They also seemed to have no plan to control costs or take any action to lift the price of the stock to $25 a share. The stock has been trading between $19 and $20, but had it not been for Elliott, it would probably have gone back to $15 a share. Given this situation, I decided to contact Jerry Kennelly and express my concern. Unfortunately, he has not agreed to meet with me although he did indicate that we could talk by telephone sometime in May.

The experience with Riverbed is very disappointing, because the company has some very positive characteristics, which is why we originally invested in the stock. It has excellent products and it’s a great place to work. However, while they treat their employees very well, they don’t treat their shareholders with the same level of consideration. Management seems to have forgotten that the shareholders own the company, and they appear to be running the company for themselves. For now, we plan to hold on to the stock and watch with interest, as this fascinating story plays itself out.

Outlook and Strategy

The Russell 2000 ended the quarter about where it started the year, increasing 1%. There was a tug-of-war on stock prices during the quarter: a slow, but steadily improving U.S. economy provided a tailwind for stocks, while rich valuations caused investors to question if future growth has already been fully priced into stocks.

The forward price-to-earnings ratio of the Russell 2000 reached 22.8x, the highest level in over a decade (except during 2009 when earnings were very depressed), and up from 16.6x only 15 months ago. Some multiple expansion is justified since the economy has improved: corporate profits reached an all-time high, consumer confidence reached a six-year high, GDP growth remains above 2%, inflation is subdued and unemployment has fallen below 7%.

However, looking forward, stock gains appear more challenging. Multiple expansion is one of the two drivers of stock prices. Since the Russell 2000 is trading at a decade-high multiple, further multiple expansion is unlikely. Therefore, future stock price gains are going to come primarily from the second stock price driver: earnings growth.

Earnings growth is driven by revenue growth and increasing profit margins. Revenue growth is likely to continue; as the economy heals, businesses and consumers will buy more goods and services. However, corporate profit margins are at an all-time high of 10%. In fact, over the last 65 years, they have only exceeded 8% twice. Therefore, corporate profit margins are unlikely to move higher, and may even decline.

Consequently, the only meaningful driver left for stock prices is revenue growth, while earnings multiples and profit margins may eventually become headwinds. So how are we positioning the Fund? We are investing in companies that are out of favor and therefore not trading at historically high multiples, and have lasting competitive advantages that should allow them to increase prices, even if corporate profit margins subside.

Despite the market’s elevated valuation, we managed to find one new investment during the quarter: Group 1 Automotive. As one of the largest automobile dealers in the country, its size gives it a competitive advantage versus independent dealers and mechanics. Since consumers delayed large purchases during the recession, we expect new car sales to continue to improve. Group 1 benefits from this twice: initially from higher car sales, and later from related warranty and service revenue, which is a very high-margin business.

Thank you for investing in the Parnassus Small Cap Fund.

Yours truly,

Jerome L. Dodson	Ryan Wilsey
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2014	PARNASSUS FUNDS

PARNASSUS ASIA FUND

Ticker: PAFSX

As of March 31, 2014, the NAV of the Parnassus Asia Fund was $16.70, so the Fund was up 6.57% for the quarter. This compares to a loss of 1.70% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a loss of 0.85% for the Lipper Pacific Region Average (“Lipper average”), which represents the average return of the Pacific Region funds followed by Lipper. It was a great quarter for the Parnassus Asia Fund, as it gained over 6% while both its benchmarks posted a loss. In fact, we were over eight percentage points ahead of the MSCI Index and over seven points ahead of the Lipper average for the period.

Below you will find a table comparing the Parnassus Asia Fund with the MSCI Index and the Lipper average for the period since inception on April 30, 2013. The Fund has been in operation just under a year, and we’ve gained 11.33% since then, compared to a loss of 0.13% for the MSCI Index and a loss of 2.37% for the Lipper average. According to Lipper, this makes us the quarter’s fourth best-performing fund of the 59 Pacific Region funds it follows and the best-performing since inception on April 30, 2013 of the 58 funds it follows in that period. (Past performance is no guarantee of future returns.)

Why has the Parnassus Asia Fund performed so well? Part of it, of course, is luck. When the Fund started last year, we were mostly in cash, while the Asian markets moved lower. We got ahead of the indices just by standing still.

Much of our performance, though, is due to good stock-picking. You can see this by looking at the current quarter, when we were fully-invested, and we gained 6.57% compared to losses in both of the indices. This can also be demonstrated by our performance in the previous quarter ended December 31, 2013, when the Fund was up 4.47%, while the MSCI Index was up only 1.48% and the Lipper average was down 2.57%.

Parnassus Asia Fund
Average Annual Total Returns (%)	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2014

Parnassus Asia Fund	11.33	5.08	1.25

MSCI AC Asia Pacific Index	-0.13	NA	NA

Lipper Pacific Region Average	-2.37	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

This fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

Billy Hwan, the senior analyst who works with me on the Parnassus Asia Fund, contributed greatly to our good stock-picking. Billy has a wealth of experience, having worked at fund firm Dodge & Cox and at the Matthews Asia Fund group. He is a graduate of Stanford University and holds an MBA from the University of California at Berkeley. Billy also speaks Mandarin and Japanese.

Billy and I have traveled to Asia twice, and we have met with the management of most of the companies we have invested in. We have been very careful about our investments. As I said before, past performance, of course, is no guarantee of future returns, but the Fund is off to a great start.

Company Analysis

The stock prices mentioned in this report are all expressed in dollar terms, as are the percentage gains and losses.

One reason we did so well this quarter was the fact that there was no stock that had a really significantly negative impact on the Fund. Nine companies each contributed 9¢ or more to the value of each fund share, but there was not a single stock that reduced the NAV by that amount. To give you a feel for what happened, I would like to talk about six of those nine companies.

PARNASSUS FUNDS	Quarterly Report • Q1 2014

The biggest winner was Bank Rakyat of Indonesia, which gained an amazing 42.2% during the quarter, going from $0.60 to $0.85 for a contribution of 20¢ to the NAV. The bank has had strong growth and is now the largest by assets in Indonesia. It has also consistently been among the most profitable of Indonesia’s big banks. The stock traded at depressed valuations last year, due to economic problems in emerging markets in Asia, but it came back this year, because it beat earnings estimates and raised its dividend. We first became interested in Bank Rakyat not because of its growth and earnings potential, but for social reasons—principally because of its micro-lending program of making loans to small businesses in rural Indonesia; one-third of its portfolio is now in micro-loans. As it turned out, micro-lending became a good business, producing attractive growth and earnings for Bank Rakyat. We also like its personnel policies. For example, it has a program to send its best employees to the United States to study business.

Sino-Thai Engineering is a leading engineering and construction company in Thailand and its stock climbed 28.2% from $0.39 to $0.50 for a gain of 14¢ for each fund share. The company does industrial projects for private firms and infrastructure projects for the government including work on Bangkok’s subway and skytrain. Like the stock of Bank Rakyat, the stock of Sino-Thai was depressed last year, because of economic problems in Asian emerging markets and political instability in Thailand. Although Thailand still has clashes that sometimes turn violent between the government of Prime Minister Yingluck Shinawatra and the opposition, investors saw the company’s strong financial results and decided that business would still go on as normal despite the political turmoil.

21Vianet added 14¢ to the NAV, as its stock price soared 22.0% from $23.52 to $28.70. Aside from telecommunications carriers, the company is the largest provider of Internet data-centers in China, with 80 centers located in over 40 cities across the country. 21Vianet’s full-year revenue surged 29% as the demand for Internet hosting services and e-commerce infrastructure in China continued to increase at a rapid clip. During the quarter, the company significantly expanded capacity while maintaining stable utilization rates and healthy profit margins. In addition to its strategic partnership with Microsoft, 21Vianet also struck new deals with large customers such as IBM, helping the company to gain share in China’s fast growing cloud services market.

PT Asuransi M.A. increased the Fund’s NAV by 12¢, as its stock price climbed 42.7% from Rp198 ($0.0163) to Rp263 ($0.0233) (Rp stands for rupiah, the currency of Indonesia). The small, multi-line insurance company based in Indonesia sells policies that insure cars, property, cargo, health and human life against sudden misfortune such as accidents, fire, damage, disability and death. Its excellent and focused management team has stuck to its knitting for decades, but rarely speaks with investors, causing the stock to trade at an unbelievable, but persistent discount. We increased our position when the Indonesian market sold off earlier in the year, believing that the country’s sales of third-party liability insurance, Asuransi M.A.’s most profitable business, would continue to rise over the long-term.

Parnassus Asia Fund as of March 31, 2014 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2014	PARNASSUS FUNDS

Taiwan’s Hermes Microvision boosted the Fund’s NAV by 12¢, as its stock soared 23.6% from $32.49 to $40.14. Hermes makes electron-beam inspection tools (e-beam) for semiconductor manufacturers to detect any flaws in the chips, so they can correct any mistakes in the production process. As semiconductor manufacturing becomes more complex and standards more exacting, customers will replace older optical inspection technology with Hermes’ next-generation products. Sales in January and February were weak due to a lag in recognizing revenue from sales, but the stock shot up, when it became clear that no orders had been cancelled.

Applied Materials, a leading maker of semiconductor-manufacturing equipment, gained 15.4% from $17.69 to $20.42, adding 11¢ to each fund share. We told you in our last quarterly report that Applied was merging with Tokyo Electron, a rival Japanese maker of semiconductor equipment, and that this merger would provider a wider customer base, enormous cost savings and much greater pricing power. Clearly, investors agreed with our conclusion, and this, combined with robust demand for semiconductor equipment moved the stock higher.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Asia Fund as of March 31, 2014 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2014

PARNASSUS FIXED INCOME FUND

Ticker: PRFIX

As of March 31, 2014, the NAV of the Parnassus Fixed Income Fund was $16.65, producing a gain for the quarter of 1.86% (including dividends). This compares to a gain of 1.84% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 2.88% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 1.38%, and the unsubsidized SEC yield was 1.26%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2014

Parnassus Fixed Income Fund	-0.48	2.69	4.49	4.18	0.78	0.68

Barclays U.S. Aggregate Bond Index	-0.10	3.74	4.80	4.46	NA	NA

Lipper A-Rated Bond Fund Average	0.79	5.05	7.77	4.58	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2014, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

Many investors braced for higher yields at the start of the year, anticipating that reductions in the Federal Reserve’s bond purchase program, known as Quantitative Easing (QE), would drive rates higher. In fact, the opposite occurred during the first quarter, as the yield on the 10-year Treasury fell from 3.00% on January 1st to 2.72% by March 31st. Two major factors caused this precipitous decline.

First, a confluence of civil unrest abroad and concerns about the stability of emerging markets, especially those dependent on U.S. dollar financing, caused investors to shift assets to U.S. Treasury securities. Events in Ukraine had a particularly strong impact on the Treasury market and interest rates overall. The presidential coup and subsequent annexation of Crimea by Russia sparked a flight to safety, or a movement out of riskier assets (like Russian or Ukrainian equities) and into U.S. Treasury debt. This flood of demand drove prices higher and yields lower, despite the Federal Reserve’s reduction of QE.

Domestic factors pushed interest rates lower as well. Many parts of the country suffered through the worst winter weather in years, directly impacting businesses and consumers. Winter’s impact on economic activity was substantial and chipped away at 2014 growth expectations overall. While some investors accepted that winter weather is a temporary issue, concerns about the ultimate impact of harsh weather weighed on Treasury rates throughout the quarter.

As always, the Federal Reserve continued to influence the bond market. In an effort to communicate its strategy with the public, several years ago the Federal Reserve stated that the Federal Funds Rate would stay exceptionally low

Quarterly Report • Q1 2014	PARNASSUS FUNDS

so long as unemployment was at 6.5% or higher. However, the strategy became ineffective when the unemployment rate fell faster than GDP grew, or than officials expected. As of their March meeting, the Federal Reserve will instead focus on the unemployment picture more comprehensively, and include factors such as long-term unemployment and part-time employment.

While this policy change was largely expected by investors, Chairwoman Yellen delivered a surprise during her inaugural press conference following the official statement. In clarifying some of the opaque language in the official statement, Dr. Yellen stated that the Federal Reserve may begin raising the Federal Funds Rate approximately six months after QE ends, or perhaps sometime late next spring. This was meaningfully different than the markets expected and caused shorter-term rates to move higher.

Corporate bond performance in the quarter was notable, as the asset class returned 2.94% in the quarter and nearly doubled the return of the other two major asset classes (Treasuries and Securitizations). Corporate bonds outperformed due to two factors: companies announced positive earnings reports for 2013, ending the year with very strong financial performance, and heavy demand from investors. While the Parnassus Fixed Income Fund benefitted from this movement because of its overweight allocation to corporate bonds (43% versus 23%), the Fund’s returns were tempered by its shorter duration and its proportion of higher-quality securities, which tend to be less volatile.

Parnassus Fixed Income Fund as of March 31, 2014 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

The Parnassus Fixed Income Fund finished the quarter effectively in-line with the Barclays Aggregate Index. The Fund is positioned for a rising interest rate environment, as it has a shorter duration than the benchmark. As a reminder, duration is a measure of interest rate sensitivity and indicates how much, in percentage terms, a bond price will move for a 1% change in interest rates. Having a shorter duration means the value of the Fund is less sensitive to interest rate movements. This means that, in quarters when interest rates decline, the Fund normally won’t gain as much as its benchmark.

However, the Fund’s investment in convertible bonds issued by Intermune, a specialty pharmaceutical company, offset the negative impact of our short duration. Intermune’s phase III trial for Esbriet, a breakthrough drug to treat idiopathic pulmonary fibrosis, returned very positive results. This compelling data paves the way for Esbriet’s U.S. approval, at least doubling the commercial opportunity for the drug, and provides a great outcome for patients. When the stock popped on the news, the convertible bond price moved substantially higher as well, providing a 45% return on the initial investment and adding almost 10¢ to the NAV.

Outlook and Strategy

Despite the havoc caused by snow and ice across most of the country during the first quarter, I continue to be optimistic about the U.S’s growth prospects for 2014. Gross domestic product was likely dampened by the events of the past few months, but there are signs of a rebound into spring and summer as winter slips away. Consumer confidence, a leading indicator for consumer spending and investment, continued to rise throughout the winter, hitting post-recession highs, regardless of challenges like higher heating bills and more expensive oil prices. Other important economic indicators, like personal income, personal spending and building permits (for new homes) were also resilient.

One factor that I will be closely watching in the upcoming quarters is short-term unemployment, which is defined as being unemployed for less than six months. While the Federal Reserve has continually reported seeing slack in the economy, the current low short-term unemployment rate may indicate otherwise. Short-term unemployment is often the best indicator of future wage inflation as individuals who can find new work in less than six months generally have more marketable skills or are well-placed geographically. Recently, the short-term unemployment rate dipped to 4.2%, a rate most economists would consider “full employment.” At this low rate of unemployment, firms compete on wages for talent and ultimately create general market inflation. This is a very positive development for the economy, but it poses a risk to bond prices.

PARNASSUS FUNDS	Quarterly Report • Q1 2014

Because of this view of the economy, the Fund’s duration remains shorter than the Index. This will help protect value in a rising interest rate environment. Also, the allocation to economically-sensitive corporate bonds remains high relative to the Index. As businesses continue to grow their revenue and cash flow, I expect this to support corporate bonds.

Thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Quarterly Report • Q1 2014	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

It is annual report time, when companies get a chance to strut their stuff and explain why they deserve the support of shareholders. No one does this better than the Swiss drug company, Novartis, a longtime holding of the Parnassus Funds. While many corporations have been downsizing their annual reports, Novartis has expanded them. The recently issued 2013 report runs to 280 pages. And it’s a delight to peruse because every year, Novartis commissions a distinguished photographer to roam the world and capture healthcare scenes. This year’s choice was an American, Stephanie Sinclair, who has won multiple awards (Pulitzer, World Press Photo, Overseas Press Club). She contributed 21 searing images to the 2013 annual report. Novartis provides shareholders with a wealth of information: 13.8% reduction of greenhouse gas emissions since 2008, tables detailing pay-for-performance earnings of top executives, advances of women (now making up 38% of management), misconduct cases totaling 1,501 (more than half were substantiated ), diversity of workforce (155 nationalities work at Novartis), making drugs available to more than one million indigent patients.

In the same league with Novartis is another European drug supplier, Novo Nordisk, world leader in diabetes treatment. Based in Copenhagen, although its largest market is now the United States, this Danish corporation has garnered many plaudits for its transparency. For nine years, it has issued a “triple bottom line” annual report, combining financial results with data covering social responsibility and environmental protection. The 2013 version runs to 116 pages. In addition to being a virtual primer on diabetes, the Novo Nordisk report is crammed with unusual disclosures such as employee turnover (8.1%), number of product recalls (6) and a listing of animals purchased for lab testing: 69,741 mice and rats, 1,177 pigs, 1,124 rabbits, 240 non-human primates, 238 dogs, 142 other rodents. Notable also were the opening remarks by CEO Lars Rebien Sorensen. He chose to focus on negatives like product recalls and a warning letter from the Food and Drug Administration about factory conditions. “I wish I could say that events such as the ones I have described will never happen again,” he said, “but I am not naïve. Bad things happen, even to good companies; however, I firmly believe we’re coming out of these events wiser and stronger.”

Now in its 103rd year, IBM remains a strong force in technology and a leader in human resource practices. It’s one of 22 companies on the Fortune 500 to have a female CEO, Virginia Rometty, and this year Rometty did something very few CEOs have ever done: she refused to accept an incentive bonus justified by the metrics of the award system. And her example was followed by other members of her executive team. In declining the bonus, Rometty cited IBM’s “overall full-year results.” Profits were up 12% in 2013 to a record high but revenues were down 5%. Rometty left an estimated $8 million on the table.

Google once again made it to the top of Fast Company’s roster of the 50 most innovative companies…Ten Parnassus holdings gained slots on Fortune’s list of the most admired companies: Apple, Google, FedEx, Procter & Gamble, Deere, Target, Wells Fargo, PepsiCo, Intel and Cisco Systems.

Constantly in the news, Google came through with the largest ever private donation to San Francisco’s Municipal Transportation Agency, a $6.8 million contribution enabling kids from low-income families to ride free on buses, trams, trolley cars and cable cars. Intel reported that it has developed a screening process that identifies minerals such as tin, titanium and tungsten, which have been mined in countries where human rights abuses are common. The result is hailed as ushering in the era of “conflict-free computer chips”…Riverbed Technology has won an Alfred P. Sloan Award for implementing a wide range of flexible work options such as working from home, adoption assistance and newborn leaves. The San Francisco-based firm has also become an enthusiastic supporter of the annual zany Bay-to-Breakers race. For several years running, it has entered the largest group team.

Our recently launched Parnassus Asia Fund is happy to have found a tasty chocolate maker for its initial portfolio: Singapore’s Petra Foods. The company’s two major brands, Silver Queen and Goya, have long been big sellers in Indonesia and the Philippines. In a country strewn with labor conflicts, Petra stands out for its good relations with its workers, who are mostly young women. Petra maintains an on-site prayer room for daily praying and provides transportation for late-shift workers.

PARNASSUS FUNDS	Quarterly Report • Q1 2014

Two other Indonesian companies represented in our fund are Bank Rakyat, one of the world’s largest microfinance lenders, and Siloam International Hospitals. Bank Rakyat has a network of 9,000 offices covering the 17,000 islands, which make up the Indonesia archipelago. The bank’s largest shareholder is the government, which mandates that 4% of income be set aside for community development programs. The bank’s annual report contains a section on social responsibility initiatives. With a population of 246 million, Indonesia ranks as the world’s fourth largest country. Siloam International, a private company, is in the thick of the fight to upgrade the healthcare infrastructure. It currently operates 14 hospitals, with plans to build many more.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Quarterly Report • Q1 2014	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of March 31, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,500,000	Applied Materials Inc.	30,630,000	20.42	5.1%
1,550,000	Riverbed Technology Inc.	30,550,500	19.71	5.1%
130,000	International Business Machines Corp.	25,023,700	192.49	4.2%
450,000	C.H. Robinson Worldwide Inc.	23,575,500	52.39	4.0%
1,000,000	Ciena Corp.	22,740,000	22.74	3.8%
1,150,000	PulteGroup Inc.	22,068,500	19.19	3.7%
750,000	Finisar Corp.	19,882,500	26.51	3.3%
250,000	QUALCOMM Inc.	19,715,000	78.86	3.3%
100,000	Equinix Inc.	18,484,000	184.84	3.1%
850,000	DR Horton Inc.	18,402,500	21.65	3.1%
700,000	EZchip Semiconductor Ltd.	17,745,000	25.35	3.0%
225,000	Capital One Financial Corp.	17,361,000	77.16	2.9%
225,000	Express Scripts Holding Co.	16,895,250	75.09	2.8%
400,000	Expeditors International of Washington Inc.	15,852,000	39.63	2.7%
425,000	Air Lease Corp.	15,848,250	37.29	2.7%
525,000	ADT Corp.	15,723,750	29.95	2.6%
300,000	Wells Fargo & Co.	14,922,000	49.74	2.5%
375,000	Trimble Navigation Ltd.	14,576,250	38.87	2.4%
500,000	Vivendi SA (ADR)	13,965,500	27.93	2.3%
400,000	Thomson Reuters Corp.	13,680,000	34.20	2.3%
350,000	Altera Corp.	12,684,000	36.24	2.1%
330,000	Roche Holdings Ltd. (ADR)	12,447,600	37.72	2.1%
475,000	Intel Corp.	12,259,750	25.81	2.1%
350,000	Mondelez International Inc.	12,092,500	34.55	2.0%
425,000	Charles Schwab Corp.	11,615,250	27.33	2.0%
135,000	Novartis AG (ADR)	11,477,700	85.02	1.9%
200,000	Lam Research Corp.	11,000,000	55.00	1.8%
283,000	Abbott Laboratories	10,898,330	38.51	1.8%
125,000	Compass Minerals International Inc.	10,315,000	82.52	1.7%
600,000	TCF Financial Corp.	9,996,000	16.66	1.7%
250,000	Potash Corporation of Saskatchewan Inc.	9,055,000	36.22	1.6%
245,000	Toll Brothers Inc.	8,795,500	35.90	1.5%
160,000	VeriSign Inc.	8,625,600	53.91	1.4%
100,000	PepsiCo Inc.	8,350,000	83.50	1.4%
544,244	Dominion Diamond Corp.	7,303,754	13.42	1.3%
210,000	InterMune Inc.	7,028,700	33.47	1.2%
400,000	Orient-Express Hotels Ltd.	5,764,000	14.41	1.0%
155,700	Knowles Corp.	4,915,449	31.57	0.8%
200,000	W&T Offshore Inc.	3,462,000	17.31	0.6%
40,000	Discovery Communications Inc.	3,308,000	82.70	0.6%
40,000	Intuit Inc.	3,109,200	77.73	0.6%
100,000	Thermon Group Holdings Inc.	2,318,000	23.18	0.4%
25,000	Gilead Sciences Inc.	1,771,500	70.86	0.3%
25,000	Insperity Inc.	774,500	30.98	0.1%
10,000	Essent Group Ltd.	224,600	22.46	0.0%

	Total investment in equities	577,233,133		96.9%
	Total short-term securities	19,639,493		3.3%

	Other assets and liabilities	(1,328,244)		(0.2%)

	Total net assets	595,544,382		100.0%

	Net asset value as of March 31, 2014	$47.30

PARNASSUS FUNDS	Quarterly Report • Q1 2014

PARNASSUS CORE EQUITY FUND

(The Parnassus Core Equity Fund was formerly known as the Parnassus Equity Income Fund)

Portfolio of Investments as of March 31, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

710,000	Apple Inc.	381,085,400	536.74	4.5%
18,000,000	Applied Materials Inc.	367,560,000	20.42	4.3%
2,500,000	Allergan Inc.	310,250,000	124.10	3.6%
4,745,000	Motorola Solutions Inc.	305,056,050	64.29	3.6%
3,750,000	Procter & Gamble Co.	302,250,000	80.60	3.5%
8,368,093	Mondelez International Inc.	289,117,613	34.55	3.4%
5,375,000	C.H. Robinson Worldwide Inc.	281,596,250	52.39	3.3%
7,500,000	Xylem Inc.	273,150,000	36.42	3.2%
3,309,000	QUALCOMM Inc.	260,947,740	78.86	3.1%
3,185,000	Pentair Ltd.	252,697,900	79.34	3.0%
3,154,000	CVS Caremark Corp.	236,108,440	74.86	2.8%
2,750,000	PepsiCo Inc.	229,625,000	83.50	2.7%
2,850,000	National Oilwell Varco Inc.	221,929,500	77.87	2.6%
1,600,000	Praxair Inc.	209,552,000	130.97	2.5%
6,010,000	MDU Resources Group Inc.	206,203,100	34.31	2.4%
8,623,563	Shaw Communications Inc.	206,103,156	23.90	2.4%
2,750,000	MasterCard Inc.	205,425,000	74.70	2.4%
8,485,000	Questar Corp.	201,773,300	23.78	2.4%
5,495,000	Sysco Corp.	198,534,350	36.13	2.3%
5,640,000	Thomson Reuters Corp.	192,888,000	34.20	2.2%
4,866,000	Expeditors International of Washington Inc.	192,839,580	39.63	2.2%
6,900,000	Iron Mountain Inc.	190,233,000	27.57	2.2%
4,500,000	Patterson Companies Inc.	187,920,000	41.76	2.2%
4,400,000	Waste Management Inc.	185,108,000	42.07	2.2%
2,255,000	Energen Corp.	182,226,550	80.81	2.1%
2,505,000	Gilead Sciences Inc.	177,504,300	70.86	2.1%
1,601,900	Teleflex Inc.	171,787,756	107.24	2.0%
2,000,000	Novartis AG (ADR)	170,040,000	85.02	2.0%
2,350,000	McCormick & Co.	168,589,000	71.74	2.0%
4,535,000	Spectra Energy Corp.	167,522,900	36.94	2.0%
150,000	Google Inc.	167,176,500	1,114.51	2.0%
6,007,000	Charles Schwab Corp.	164,171,310	27.33	1.9%
1,941,000	Compass Minerals International Inc.	160,171,320	82.52	1.9%
1,906,630	Accenture PLC	151,996,544	79.72	1.8%
1,552,000	United Parcel Service Inc.	151,133,760	97.38	1.8%
2,202,000	Target Corp.	133,243,020	60.51	1.6%
1,983,613	Verisk Analytics Inc.	118,937,435	59.96	1.4%
5,325,000	W&T Offshore Inc.	92,175,750	17.31	1.1%
2,085,000	Northwest Natural Gas Co.	91,760,850	44.01	1.1%
1,140,000	WD-40 Co.	88,429,800	77.57	1.0%
1,800,000	AGL Resources Inc.	88,128,000	48.96	1.0%

	Total investment in equities	8,332,948,174		97.8%
	Total short-term securities	236,831,404		2.8%

	Other assets and liabilities	(52,856,294)		(0.6%)

	Total net assets	8,516,923,284		100.0%

	Net asset value as of March 31, 2014
	Investor shares	$36.87
	Institutional shares	$36.93

Quarterly Report • Q1 2014	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

(The Parnassus Endeavor Fund was formerly known as the Parnassus Workplace Fund)

Portfolio of Investments as of March 31, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,400,000	Riverbed Technology Inc.	27,594,000	19.71	5.6%
135,000	International Business Machines Corp.	25,986,150	192.49	5.3%
1,200,000	Applied Materials Inc.	24,504,000	20.42	5.0%
450,000	C.H. Robinson Worldwide Inc.	23,575,500	52.39	4.8%
550,000	Altera Corp.	19,932,000	36.24	4.0%
450,000	Expeditors International of Washington Inc.	17,833,500	39.63	3.6%
325,000	Wells Fargo & Co.	16,165,500	49.74	3.3%
200,000	QUALCOMM Inc.	15,772,000	78.86	3.2%
200,000	Capital One Financial Corp.	15,432,000	77.16	3.1%
550,000	Charles Schwab Corp.	15,031,500	27.33	3.0%
625,000	Shaw Communications Inc.	14,937,500	23.90	3.0%
415,000	Mondelez International Inc.	14,338,250	34.55	2.9%
550,000	Intel Corp.	14,195,500	25.81	2.9%
675,000	Corning Inc.	14,053,500	20.82	2.8%
250,000	Lam Research Corp.	13,750,000	55.00	2.8%
350,000	Roche Holdings Ltd. (ADR)	13,202,000	37.72	2.7%
200,000	Target Corp.	12,102,000	60.51	2.4%
900,000	Dominion Diamond Corp.	12,078,000	13.42	2.4%
140,000	Novartis AG (ADR)	11,902,800	85.02	2.4%
150,000	Intuit Inc.	11,659,500	77.73	2.4%
300,000	Abbott Laboratories	11,553,000	38.51	2.3%
200,000	Agilent Technologies Inc.	11,184,000	55.92	2.3%
130,000	Procter & Gamble Co.	10,478,000	80.60	2.1%
75,000	Allergan Inc.	9,307,500	124.10	1.9%
100,000	Deere & Co.	9,080,000	90.80	1.8%
150,000	Citrix Systems Inc.	8,614,500	57.43	1.7%
100,000	PepsiCo Inc.	8,350,000	83.50	1.7%
60,000	FedEx Corp.	7,953,600	132.56	1.6%
100,000	Gilead Sciences Inc.	7,086,000	70.86	1.5%
220,000	Insperity Inc.	6,815,600	30.98	1.4%
325,000	TCF Financial Corp.	5,414,500	16.66	1.1%
152,622	Knowles Corp.	4,818,277	31.57	1.0%
200,000	Cisco Systems Inc.	4,482,000	22.41	0.9%
88,000	Novo-Nordisk A/S (ADR)	4,017,200	45.65	0.8%
30,000	Discovery Communications Inc.	2,481,000	82.70	0.5%

	Total investment in equities	445,680,377		90.2%
	Total short-term securities	49,923,446		10.1%

	Other assets and liabilities	(1,266,697)		(0.3%)

	Total net assets	494,337,126		100.0%

	Net asset value as of March 31, 2014	$27.74

PARNASSUS FUNDS	Quarterly Report • Q1 2014

PARNASSUS MID CAP FUND

Portfolio of Investments as of March 31, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

450,000	Applied Materials Inc.	9,189,000	20.42	3.9%
282,000	Insperity Inc.	8,736,360	30.98	3.7%
238,000	Xylem Inc.	8,667,960	36.42	3.6%
359,000	Questar Corp.	8,537,020	23.78	3.6%
106,000	Pentair Ltd.	8,410,040	79.34	3.5%
234,600	MDU Resources Group Inc.	8,049,126	34.31	3.4%
315,000	Shaw Communications Inc.	7,528,500	23.90	3.2%
60,000	Allergan Inc.	7,446,000	124.10	3.1%
112,500	Motorola Solutions Inc.	7,232,625	64.29	3.0%
180,000	Expeditors International of Washington Inc.	7,133,400	39.63	3.0%
210,000	SEI Investments Co.	7,058,100	33.61	3.0%
134,000	C.H. Robinson Worldwide Inc.	7,020,260	52.39	2.9%
250,000	Iron Mountain Inc.	6,892,500	27.57	2.9%
155,000	Waste Management Inc.	6,520,850	42.07	2.7%
148,250	Patterson Companies Inc.	6,190,920	41.76	2.6%
75,000	Compass Minerals International Inc.	6,189,000	82.52	2.6%
57,500	Teleflex Inc.	6,166,300	107.24	2.6%
170,000	Sysco Corp.	6,142,100	36.13	2.6%
125,000	AGL Resources Inc.	6,120,000	48.96	2.6%
156,800	Synopsys Inc.	6,022,688	38.41	2.5%
130,000	DENTSPLY International Inc.	5,985,200	46.04	2.5%
95,500	Cameron International Corp.	5,899,035	61.77	2.5%
80,000	McCormick & Co.	5,739,200	71.74	2.4%
100,000	Fiserv Inc.	5,669,000	56.69	2.4%
210,000	MRC Global Inc.	5,661,600	26.96	2.4%
200,000	Charles Schwab Corp.	5,466,000	27.33	2.3%
145,000	Spectra Energy Corp.	5,356,300	36.94	2.3%
85,500	Nordstrom Inc.	5,339,475	62.45	2.2%
425,000	First Horizon National Corp.	5,244,500	12.34	2.2%
105,500	Autodesk Inc.	5,188,490	49.18	2.2%
75,000	Equifax Inc.	5,102,250	68.03	2.1%
70,500	Cardinal Health Inc.	4,933,590	69.98	2.1%
79,000	Verisk Analytics Inc.	4,736,840	59.96	2.0%
60,500	Intuit Inc.	4,702,665	77.73	2.0%
50,000	Energen Corp.	4,040,500	80.81	1.7%
80,000	Knowles Corp.	2,525,600	31.57	1.1%
21,000	Ecolab Inc.	2,267,790	107.99	0.9%
66,000	Noble Corp. PLC	2,160,840	32.74	0.9%

	Total investment in equities	231,271,624		97.2%
	Total short-term securities	7,310,760		3.1%

	Other assets and liabilities	(573,558)		(0.3%)

	Total net assets	238,008,826		100.0%

	Net asset value as of March 31, 2014	$25.11

Quarterly Report • Q1 2014	PARNASSUS FUNDS

PARNASSUS SMALL CAP FUND

Portfolio of Investments as of March 31, 2014 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

450,000	Compass Minerals International Inc.	37,134,000	82.52	5.2%
1,175,000	Gentex Corp.	37,047,750	31.53	5.1%
2,750,000	Dominion Diamond Corp.	36,905,000	13.42	5.1%
1,850,000	Riverbed Technology Inc.	36,463,500	19.71	5.1%
1,100,000	VCA Antech Inc.	35,453,000	32.23	4.9%
1,300,000	First American Financial Corp.	34,515,000	26.55	4.8%
2,975,000	UTi Worldwide Inc.	31,505,250	10.59	4.4%
575,000	MICROS Systems Inc.	30,434,750	52.93	4.2%
2,550,000	Blount International Inc.	30,345,000	11.90	4.2%
2,225,000	Checkpoint Systems Inc.	29,859,500	13.42	4.1%
800,000	Air Lease Corp.	29,832,000	37.29	4.1%
1,045,000	MRC Global Inc.	28,173,200	26.96	3.9%
1,175,000	Ciena Corp.	26,719,500	22.74	3.7%
2,505,000	Compuware Corp.	26,302,500	10.50	3.7%
340,000	Regal-Beloit Corp.	24,721,400	72.71	3.4%
3,100,000	PMC-Sierra Inc.	23,591,000	7.61	3.3%
200,000	Harman International Industries Inc.	21,280,000	106.40	3.0%
800,000	Finisar Corp.	21,208,000	26.51	2.9%
825,000	EZchip Semiconductor Ltd.	20,913,750	25.35	2.9%
725,000	Energy XXI (Bermuda) Ltd.	17,088,250	23.57	2.4%
250,000	Group 1 Automotive Inc.	16,415,000	65.66	2.3%
925,000	TCF Financial Corp.	15,410,500	16.66	2.1%
255,000	VeriSign Inc.	13,747,050	53.91	1.9%
575,000	Questar Corp.	13,673,500	23.78	1.9%
700,000	PulteGroup Inc.	13,433,000	19.19	1.9%
500,000	Thermon Group Holdings Inc.	11,590,000	23.18	1.6%
300,000	Toll Brothers Inc.	10,770,000	35.90	1.5%
600,000	W&T Offshore Inc.	10,386,000	17.31	1.5%
300,000	Insperity Inc.	9,294,000	30.98	1.3%
600,000	Orient-Express Hotels Ltd.	8,646,000	14.41	1.2%
220,000	Knowles Corp.	6,945,400	31.57	1.0%

	Total investment in equities	709,802,800		98.6%
	Total short-term securities	7,881,641		1.1%

	Other assets and liabilities	2,230,996		0.3%

	Total net assets	719,915,437		100.0%

	Net asset value as of March 31, 2014	$27.62

PARNASSUS FUNDS	Quarterly Report • Q1 2014

PARNASSUS ASIA FUND

Portfolio of Investments as of March 31, 2014 (unaudited)

Shares	China Equities	Market Value ($)	Per Share	Percent of Net Assets

6,000	21Vianet Group Inc. (ADR)	172,200	28.70	4.1%
2,800	Expeditors International of Washington Inc.	110,964	39.63	2.7%
1,400	QUALCOMM Inc.	110,404	78.86	2.7%

	Total investment in China equities	393,568		9.5%

Shares	Hong Kong Equities	Market Value ($)	Per Share	Percent of Net Assets

130,000	Li & Fung Ltd.	192,645	1.48	4.6%
26,000	Television Broadcasts Ltd.	155,894	6.00	3.7%
140,000	Lenovo Group Ltd.	154,858	1.11	3.7%
150,000	SITC International Holdings Co., Ltd.	72,406	0.48	1.7%
9,000	Biostime International Holdings Ltd.	61,839	6.87	1.6%

	Total investment in Hong Kong equities	637,642		15.3%

Shares	Indonesia Equities	Market Value ($)	Per Share	Percent of Net Assets

180,000	PT Bank Rakyat Indonesia (Persero)	153,032	0.85	3.7%
300,000	PT Bank Danamon Indonesia	115,358	0.38	2.8%
4,300,000	PT Asuransi Multi Artha Guna	100,146	0.02	2.4%
370,000	PT Global Mediacom	77,024	0.21	1.9%
65,000	PT Siloam International Hospitals	58,935	0.91	1.3%

	Total investment in Indonesia equities	504,495		12.1%

Shares	Japan Equities	Market Value ($)	Per Share	Percent of Net Assets

2,500	KDDI Corp.	145,163	58.07	3.5%
9,000	Rakuten Inc.	120,219	13.36	2.9%
4,000	USS Co., Ltd.	56,192	14.05	1.4%
1,000	Kyocera Corp.	45,067	45.07	1.1%
100	Fast Retailing Co., Ltd.	36,169	361.69	0.8%

	Total investment in Japan equities	402,810		9.7%

Quarterly Report • Q1 2014	PARNASSUS FUNDS

Shares	Singapore Equities	Market Value ($)	Per Share	Percent of Net Assets

15,000	Keppel Corp., Ltd.	130,134	8.68	3.1%
45,000	OSIM International Ltd.	92,830	2.06	2.2%
29,000	Petra Foods Ltd.	85,037	2.93	2.1%

	Total investment in Singapore equities	308,001		7.4%

Shares	South Korea Equities	Market Value ($)	Per Share	Percent of Net Assets

125	Samsung Electronics Co., Ltd.	158,274	1,266.20	3.8%

	Total investment in South Korea equities	158,274		3.8%

Shares	Taiwan Equities	Market Value ($)	Per Share	Percent of Net Assets

9,000	Applied Materials Inc.	183,780	20.42	4.4%
3,000	Hermes Microvision Inc.	120,414	40.14	2.9%
25,000	Novatek Microelectronics Corp.	114,883	4.60	2.8%
50,000	Far EasTone Telecommunications Co., Ltd.	105,813	2.12	2.5%
5,000	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	100,100	20.02	2.4%
24,000	Chroma Ate Inc.	57,314	2.39	1.4%

	Total investment in Taiwan equities	682,304		16.4%

Shares	Thailand Equities	Market Value ($)	Per Share	Percent of Net Assets

123,000	Thanachart Capital Public Co., Ltd.	136,887	1.11	3.3%
255,000	Sino Thai Engineering & Construction Public Co., Ltd.	127,174	0.50	3.1%
45,000	Thai Union Frozen Products Public Co., Ltd.	95,589	2.12	2.3%
195,000	Amata Corp. Public Co., Ltd.	89,326	0.46	2.1%
240,000	Home Product Center Public Co., Ltd.	72,283	0.30	1.7%
131,000	TICON Industrial Connection Public Co., Ltd.	69,739	0.53	1.7%
7,000	Advanced Info Service Public Co., Ltd.	48,925	6.99	1.2%
25,000	Robinson Department Store Public Co., Ltd.	40,798	1.63	1.0%

	Total investment in Thailand equities	680,721		16.4%
	Total investment in equities	3,767,815		90.6%
	Total short-term securities	372,368		8.9%
	Other assets and liabilities	20,694		0.5%

	Total net assets	4,160,877		100.0%

	Net asset value as of March 31, 2014	$16.70

PARNASSUS FUNDS	Quarterly Report • Q1 2014

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2014 (unaudited)

Principal Amount ($)	Commercial Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,220,000	DBUBS Mortgage Trust Series 2011-LC2A, Class A2, 3.39%, due 07/10/2044	1,274,357	104.46	0.7%
1,000,000	JP Morgan Mortgage Trust Series 2011-C4, Class A4, 4.39%, due 07/15/2046	1,077,726	107.77	0.6%
1,000,000	Morgan Stanley Capital Trust Series 2011-C1, Class A2, 3.88%, due 09/15/2047	1,043,901	104.39	0.6%
1,000,000	JP Morgan Mortgage Trust Series 2013-C13, Class A2, 2.67%, due 01/15/2046	1,020,568	102.06	0.6%
1,000,000	UBS-Barclays Mortgage Trust Series 2012-C2, Class A3, 3.06%, due 05/10/2063	1,012,892	101.29	0.6%

	Total investment in commercial mortgage-backed securities	5,429,444		3.1%

Principal Amount ($)	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

500,000	InterMune Inc. 2.50%, due 09/15/2018	642,813	128.56	0.4%

	Total investment in convertible bonds	642,813		0.4%

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

4,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	3,826,040	95.65	2.2%
3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015	3,668,756	104.82	2.1%
3,000,000	Mondelez International Inc. 5.38%, due 02/10/2020	3,391,503	113.05	1.9%
3,000,000	Praxair Inc. 4.50%, due 08/15/2019	3,311,961	110.40	1.9%
2,870,000	Danaher Corp. 5.40%, due 03/01/2019	3,276,360	114.16	1.9%
3,000,000	Google Inc. 3.63%, due 05/19/2021	3,173,895	105.80	1.8%
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015	3,156,690	105.22	1.8%
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015	3,107,223	103.57	1.8%
3,000,000	FedEx Corp. 2.70%, due 04/15/2023	2,776,992	92.57	1.6%

Quarterly Report • Q1 2014	PARNASSUS FUNDS

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,500,000	Ecolab Inc. 4.35%, due 12/08/2021	2,690,003	107.60	1.5%
2,500,000	Starbucks Corp. 3.85%, due 10/01/2023	2,555,888	102.24	1.5%
2,500,000	Motorola Solutions Inc. 3.75%, due 05/15/2022	2,468,153	98.73	1.4%
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017	2,345,836	117.29	1.3%
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	2,247,664	112.38	1.3%
2,000,000	Intuit Inc. 5.75%, due 03/15/2017	2,245,672	112.28	1.3%
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019	2,203,892	110.19	1.3%
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	2,157,320	107.87	1.2%
2,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	2,153,146	107.66	1.2%
2,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021	2,129,386	106.47	1.2%
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	2,060,468	103.02	1.2%
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015	2,042,344	102.12	1.2%
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014	2,033,822	101.69	1.2%
2,000,000	Corning Inc. 3.70%, due 11/15/2023	2,026,220	101.31	1.2%
2,000,000	International Business Machines Corp. 3.38%, due 08/01/2023	2,000,034	100.00	1.1%
2,000,000	Cardinal Health Inc. 1.70%, due 03/15/2018	1,982,464	99.12	1.1%
2,000,000	Agilent Technologies Inc. 3.20%, due 10/01/2022	1,903,160	95.16	1.1%
1,750,000	Nordstrom Inc. 4.00%, due 10/15/2021	1,843,333	105.33	1.1%
1,503,571	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1,729,106	115.00	1.0%
500,000	Corning Inc. 6.63%, due 05/15/2019	598,425	119.69	0.3%

	Total investment in corporate bonds	71,105,756		40.7%

Principal Amount ($)	Federal Agency Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

2,167,531	Freddie Mac Pool A93451 4.50%, due 08/01/2040	2,312,922	106.71	1.3%
1,533,075	Fannie Mae Pool AD4296 5.00%, due 04/01/2040	1,674,835	109.25	1.0%

PARNASSUS FUNDS	Quarterly Report • Q1 2014

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2014 (unaudited) (continued)

Principal Amount ($)	Federal Agency Mortgage-Backed Securities	Market Value ($)	Per Share	Percent of Net Assets

1,436,129	Fannie Mae Pool AI8483 4.50%, due 07/01/2041	1,534,493	106.85	0.9%
1,161,529	Freddie Mac Pool G05514 5.00%, due 06/01/2039	1,274,717	109.74	0.7%
1,127,834	Fannie Mae Pool MA0695 4.00%, due 04/01/2031	1,190,571	105.56	0.7%
994,476	Freddie Mac Pool E02746 3.50%, due 11/01/2025	1,043,458	104.93	0.6%
961,155	Fannie Mae Pool MA0844 4.50%, due 08/01/2031	1,039,347	108.14	0.6%
964,117	Fannie Mae Pool AJ4994 4.50%, due 11/01/2041	1,029,448	106.78	0.6%
980,271	Fannie Mae Pool AD5108 3.50%, due 12/01/2025	1,028,407	104.91	0.6%
984,346	Freddie Mac Pool G30672 3.50%, due 07/01/2033	1,012,397	102.85	0.6%
955,581	Fannie Mae Pool 931739 4.00%, due 08/01/2024	1,012,079	105.91	0.6%
982,229	FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1, 2.84%, due 10/25/2022	1,006,876	102.51	0.6%
976,915	Fannie Mae Pool MA1607 3.00%, due 10/01/2033	975,273	99.83	0.6%
940,231	Freddie Mac Pool G14809 3.00%, due 07/01/2028	967,002	102.85	0.5%
929,128	Freddie Mac Pool G07426 4.00%, due 06/01/2043	964,502	103.81	0.5%
903,523	Fannie Mae Pool AH0973 4.00%, due 12/01/2025	956,854	105.90	0.5%
860,920	Freddie Mac Pool G14820 3.50%, due 12/01/2026	901,046	104.66	0.5%

	Total investment in federal agency mortgage-backed securities	19,924,227		11.4%

Principal Amount ($)	Supranational Bonds	Market Value ($)	Per Share	Percent of Net Assets

5,000,000	International Finance Corp. 0.50%, due 05/16/2016	4,986,325	99.73	2.9%

	Total investment in supranational bonds	4,986,325		2.9%

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

6,000,000	U.S. Treasury 1.88%, due 06/30/2015	6,126,798	102.11	3.5%
6,000,000	U.S. Treasury 2.38%, due 09/30/2014	6,068,202	101.14	3.5%

Quarterly Report • Q1 2014	PARNASSUS FUNDS

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

6,000,000	U.S. Treasury 2.63%, due 06/30/2014	6,038,202	100.64	3.5%
6,000,000	U.S. Treasury 2.13%, due 08/15/2021	5,896,404	98.27	3.4%
6,000,000	U.S. Treasury 1.75%, due 05/15/2022	5,661,564	94.36	3.2%
5,500,000	U.S. Treasury 2.00%, due 02/15/2023	5,230,588	95.10	3.0%
5,000,000	U.S. Treasury 2.00%, due 02/15/2022	4,834,375	96.69	2.8%
4,000,000	U.S. Treasury 3.50%, due 05/15/2020	4,333,436	108.34	2.5%
4,000,000	U.S. Treasury 2.75%, due 11/15/2023	4,018,124	100.45	2.3%
3,000,000	U.S. Treasury 2.50%, due 04/30/2015	3,075,585	102.52	1.8%
3,000,000	U.S. Treasury 2.13%, due 05/31/2015	3,068,202	102.27	1.8%
3,000,000	U.S. Treasury 1.75%, due 05/15/2023	2,779,218	92.64	1.6%
2,000,000	U.S. Treasury 0.38%, due 11/15/2015	2,003,046	100.15	1.1%
2,000,000	U.S. Treasury 0.13%, due 12/31/2014	2,000,468	100.02	1.1%
2,000,000	U.S. Treasury 2.50%, due 08/15/2023	1,971,406	98.57	1.0%
1,120,290	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	1,241,247	110.80	0.7%
1,000,000	U.S. Treasury 1.50%, due 07/31/2016	1,021,172	102.12	0.6%

	Total investment in U.S. government treasury bonds	65,368,037		37.4%
	Total long-term investments	167,456,602		95.9%
	Total short-term securities	6,418,628		3.7%
	Other assets and liabilities	802,856		0.4%

	Total net assets	174,678,086		100.0%

	Net asset value as of March 31, 2014	$16.65

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